Exhibit 99.1
Dana Holding Corporation Reports Strong Second-Quarter Results
•	Delivered positive net income of $9 million

•	Achieved adjusted EBITDA of $154 million on revenues of $1.5 billion with adjusted EBITDA margin of 10.1 percent

•	Attained significant margin improvement with substantial increases in all business segments

•	Generated free cash flow of $137 million, marking fifth consecutive positive quarter

•	Increased net cash position to $120 million

•	Raised positive free cash flow guidance to more than $100 million in 2010
MAUMEE, Ohio — July 29, 2010 — Dana Holding Corporation (NYSE: DAN) today announced its second-quarter 2010 results.
The company reported quarterly net income of $9 million, compared to break-even net income one year ago. Second-quarter adjusted EBITDA was $154 million, a substantial improvement over the $94 million reported for the same period in 2009, and adjusted EBITDA margin for the quarter improved to 10.1 percent, compared with 7.9 percent one year ago. Sales for the period were $1,526 million, up from $1,190 million for the second quarter last year.
Dana generated free cash flow of $137 million during the second quarter, which compares to $73 million one year ago. This marked the fifth consecutive quarter in which the company achieved positive free cash flow. The company increased its related guidance, indicating that it expects to achieve positive free cash flow of more than $100 million in 2010.
During the second quarter, total cash improved by $33 million from the prior quarter to $1,059 million. Since the end of 2009, total debt has been reduced by $64 million to $939 million at June 30, 2010. The company’s net cash position of $120 million at the end of the quarter is an improvement of $176 million from December 31, 2009. Total liquidity improved by $215 million from the end of 2009 to $1,343 million at June 30.
“I am particularly pleased with our progress during the past quarter, as evidenced by the swing to positive net income and achieving positive free cash flow for a fifth consecutive quarter,” said Dana President and Chief Executive Officer Jim Sweetnam. “Combined with substantial operating profit improvements and the effects of our continued restructuring efforts, the increase in revenues this quarter enabled us to make further progress in reinforcing our strong cash position.
“Overall, our second-quarter results underscore the consistent improvements that are positioning Dana for profitable growth moving forward,” he added.

Six-Month Results
Adjusted EBITDA for the six months ended June 30, 2010, was $262 million, up significantly from $110 million during the period last year. Sales for the first half of 2010 were $3,034 million, which compares with $2,406 million during the same period one year ago. Dana narrowed its first-half 2010 net loss to $22 million, compared with a net loss of $157 million in 2009.
Dana to Host Second-Quarter Conference Call at 11 a.m. Today
Dana will discuss its second-quarter results in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor Web site. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 85640285). International locations should call 1-706-758-0054 (Conference I.D. # 85640285). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 10:30 a.m. EDT. An audio recording of the call will be available after 5 p.m. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter Conference I.D. # 85640285. A webcast replay will also be available after 5 p.m. today, and may be accessed via the Dana Investor Web site.
Non-GAAP Measures
This release refers to adjusted EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense, and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairement, etc). Adjusted EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its operating segment performance. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting following our emergence from bankruptcy was higher depreciation and amortization.
By using adjusted EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results was enhanced. Management also believes that adjusted EBITDA is an important measure since the financial covenants of our primary debt agreements are adjusted EBITDA-based, and our management incentive performance programs are based, in part, on adjusted EBITDA. Because it is a non-GAAP measure, adjusted EBITDA should not be considered a substitute for net income (loss) or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of adjusted EBITDA for the periods presented to the reported income (loss) before income taxes, which is a GAAP measure.

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Forward-Looking Statements
Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation
Dana is a world leader in the supply of driveline products (axles and driveshafts), power technologies (sealing and thermal-management products), and genuine service parts for light and heavy manufacturers. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets. Based in Maumee, Ohio, the company employs approximately 22,000 people in 26 countries and reported 2009 sales of $5.2 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact
Lillian Etzkorn: 419.887.5160	Chuck Hartlage: 419.887.5123

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DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended June 30, 2010 and 2009

	Three Months Ended
	June 30,
(In millions except per share amount)	2010	2009
Net sales	$1,526	$1,190
Costs and expenses
Cost of sales	1,357	1,123
Selling, general and administrative expenses	91	64
Amortization of intangibles	16	18
Restructuring charges, net	31	29
Impairment of long-lived assets		6
Other income, net	12	61

Income before interest, reorganization items and income taxes	43	11
Interest expense	20	37
Reorganization items		(3)

Income (loss) before income taxes	23	(23)
Income tax benefit (expense)	(17)	21
Equity in earnings of affiliates	4	(1)

Net income (loss)	10	(3)
Less: Noncontrolling interests net income (loss)	1	(3)

Net income attributable to the parent company	9	—
Preferred stock dividend requirements	8	8

Net income (loss) available to common stockholders	$1	$(8)

Net income (loss) per share available to parent company stockholders:
Basic	$—	$(0.08)
Diluted	$—	$(0.08)
Average common shares outstanding
Basic	140	100
Diluted	146	100

IS QTR 2	Page 1 of 9

DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2010 and 2009

	Six Months Ended
	June 30,
(In millions except per share amount)	2010	2009
Net sales	$3,034	$2,406
Costs and expenses
Cost of sales	2,725	2,351
Selling, general and administrative expenses	193	144
Amortization of intangibles	31	35
Restructuring charges, net	50	79
Impairment of long-lived assets		6
Other income (expense), net	(1)	90

Income (loss) before interest, reorganization items and income taxes	34	(119)
Interest expense	46	72
Reorganization items		(2)

Loss before income taxes	(12)	(189)
Income tax benefit (expense)	(14)	30
Equity in earnings of affiliates	6	(4)

Net loss	(20)	(163)
Less: Noncontrolling interests net income (loss)	2	(6)

Net loss attributable to the parent company	(22)	(157)
Preferred stock dividend requirements	16	16

Net loss available to common stockholders	$(38)	$(173)

Net loss per share available to parent company stockholders:
Basic	$(0.28)	$(1.72)
Diluted	$(0.28)	$(1.72)
Average common shares outstanding
Basic	140	100
Diluted	140	100

IS Q2 YTD	Page 2 of 9

DANA HOLDING CORPORATION
Consolidated Balance Sheet (Unaudited)
As of June 30, 2010 and December 31, 2009

	June 30,	December 31,
(In millions except share and per share amounts)	2010	2009
Assets
Current assets
Cash and cash equivalents	$1,059	$947
Accounts receivable
Trade, less allowance for doubtful accounts of $11 in 2010 and $18 in 2009	860	728
Other	186	141
Inventories
Raw materials	284	300
Work in process and finished goods	331	308
Other current assets	94	59
Current assets held for sale	7	99

Total current assets	2,821	2,582
Goodwill	95	111
Intangibles	378	438
Investments and other assets	229	233
Investments in affiliates	114	112
Property, plant and equipment, net	1,315	1,484
Noncurrent assets held for sale	2	104

Total assets	$4,954	$5,064

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$48	$34
Accounts payable	767	601
Accrued payroll and employee benefits	120	103
Accrued restructuring costs	39	29
Taxes on income	29	40
Other accrued liabilities	288	270
Current liabilities held for sale	3	79

Total current liabilities	1,294	1,156
Long-term debt	891	969
Deferred employee benefits and other noncurrent liabilities	1,100	1,160
Commitments and contingencies

Total liabilities	3,285	3,285
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 issued and outstanding	242	242
Series B, $0.01 par value, 5,400,000 issued and outstanding	529	529
Common stock, $.01 par value, 450,000,000 shares authorized, 140,441,226 issued and outstanding	1	1
Additional paid-in capital	2,588	2,580
Accumulated deficit	(1,207)	(1,169)
Treasury stock, at cost	(1)
Accumulated other comprehensive loss	(581)	(504)

Total parent company stockholders’ equity	1,571	1,679
Noncontrolling interests	98	100

Total equity	1,669	1,779

Total liabilities and equity	$4,954	$5,064

Q2 BS	Page 3 of 9

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended June 30, 2010 and 2009

	Three Months Ended
	June 30,
(In millions)	2010	2009
Cash flows — operating activities
Net income (loss)	$10	$(3)
Depreciation	61	79
Amortization of intangibles	19	21
Amortization of deferred financing charges and original issue discount	5	11
Reorganization-related tax claim payment (1)	(75)
Gain on extinguishment of debt		(40)
Deferred income taxes	5	(13)
Pension expense in excess of (less than) contributions	4	(4)
Change in working capital	54	77
Other, net	(6)	(31)

Net cash flows provided by operating activities (1)	77	97

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(15)	(24)
Other	4	2

Net cash flows used in investing activities	(11)	(22)

Cash flows — financing activities
Net change in short-term debt	4	(11)
Proceeds from long-term debt		3
Repayment of long-term debt	(10)	(79)
Dividends paid to preferred stockholders	(16)
Dividends paid to noncontrolling interests	(4)
Other	5	(5)

Net cash flows used in financing activities	(21)	(92)

Net increase (decrease) in cash and cash equivalents	45	(17)
Cash and cash equivalents — beginning of period	1,026	549
Effect of exchange rate changes on cash balances	(12)	21

Cash and cash equivalents — end of period	$1,059	$553

(1)	Free cash flow of $137 in 2010 and $73 in 2009 is the sum of net cash provided by operating activities (exclusive of reorganization-related claims payments) reduced by the purchases of property, plant and equipment.

CF QTR 2	Page 4 of 9

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2010 and 2009

	Six Months Ended
	June 30,
(In millions)	2010	2009
Cash flows — operating activities
Net loss	$(20)	$(163)
Depreciation	123	152
Amortization of intangibles	38	42
Amortization of deferred financing charges and original issue discount	13	18
Reorganization-related tax claim payment (1)	(75)
Loss on sale of business	5
Loss (gain) on extinguishment of debt	4	(40)
Deferred income taxes	(6)	(26)
Pension expense in excess of (less than) contributions	9	(5)
Change in working capital	33	(35)
Other, net	(2)	(20)

Net cash flows provided by (used in) operating activities (1)	122	(77)

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(26)	(54)
Proceeds from sale of businesses	113
Other	5	2

Net cash flows provided by (used in) investing activities	92	(52)

Cash flows — financing activities
Net change in short-term debt	13	(35)
Advance received on corporate facility sale		11
Proceeds from long-term debt	1	3
Repayment of long-term debt	(88)	(82)
Dividends paid to preferred stockholders	(16)
Dividends paid to noncontrolling interests	(5)
Other	4	(3)

Net cash flows used in financing activities	(91)	(106)

Net increase (decrease) in cash and cash equivalents	123	(235)
Cash and cash equivalents — beginning of period	947	777
Effect of exchange rate changes on cash balances	(11)	11

Cash and cash equivalents — end of period	$1,059	$553

(1)	Free cash flow of $171 in 2010 and ($131) in 2009 is the sum of net cash provided by (used in) operating activities (exclusive of reorganization-related claims payments) reduced by the purchases of property, plant and equipment.

CF Q2 YTD	Page 5 of 9

DANA HOLDING CORPORATION
Segment Sales and Adjusted EBITDA (Unaudited)
For the Three Months Ended June 30, 2010 and 2009

	Three Months Ended
	June 30,
(In millions)	2010	2009
SALES
Light Vehicle Driveline	$650	$444
Power Technologies	234	161
Commercial Vehicle	335	262
Off-Highway	287	194
Structures	18	129
Other	2

Total Sales	$1,526	$1,190

Adjusted EBITDA
Light Vehicle Driveline	$66	$39
Power Technologies	35	1
Commercial Vehicle	37	23
Off-Highway	25	5
Structures	(3)

Segment EBITDA	160	68
Shared services and administrative	(4)	(5)
Other income (expense), net	(3)	33
Foreign exchange not in segments	1	(2)

Adjusted EBITDA	$154	$94

Segments QTR 2	Page 6 of 9

DANA HOLDING CORPORATION
Segment Sales and Adjusted EBITDA (Unaudited)
For the Six Months Ended June 30, 2010 and 2009

	Six Months Ended
	June 30,
(In millions)	2010	2009
SALES
Light Vehicle Driveline	$1,227	$861
Power Technologies	462	317
Commercial Vehicle	637	526
Off-Highway	544	456
Structures	162	246
Other	2

Total Sales	$3,034	$2,406

Adjusted EBITDA
Light Vehicle Driveline	$110	$31
Power Technologies	62
Commercial Vehicle	59	29
Off-Highway	46	16
Structures	8	9

Segment EBITDA	285	85
Shared services and administrative	(9)	(10)
Other income (expense), net	(9)	32
Foreign exchange not in segments	(5)	3

Adjusted EBITDA	$262	$110

Segments Q2 YTD	Page 7 of 9

DANA HOLDING CORPORATION
Reconciliation of Segment and Adjusted EBITDA to
Income (Loss) Before Income Taxes (Unaudited)
For the Three Months Ended June 30, 2010 and 2009

	Three Months Ended
	June 30,
(In millions)	2010	2009
Segment EBITDA	$160	$68
Shared services and administrative	(4)	(5)
Other income (expense), net	(3)	33
Foreign exchange not in segments	1	(2)

Adjusted EBITDA	154	94
Depreciation	(61)	(79)
Amortization	(19)	(21)
Restructuring	(31)	(29)
Impairment		(6)
Reorganization items, net		3
Gain on extinguishment of debt		40
Strategic transaction expenses		(2)
Loss on sale of assets, net	(1)
Stock compensation expense	(3)	(2)
Foreign exchange on intercompany loans, Venezuelan currency devaluation and market value adjustments on forwards	(3)	10
Interest expense	(20)	(37)
Interest income	7	6

Income (loss) before income taxes	$23	$(23)

Seg Rec - QTR 2	Page 8 of 9

DANA HOLDING CORPORATION
Reconciliation of Segment and Adjusted EBITDA to
Loss Before Income Taxes (Unaudited)
For the Six Months Ended June 30, 2010 and 2009

	Six Months Ended
	June 30,
(In millions)	2010	2009
Segment EBITDA	$285	$85
Shared services and administrative	(9)	(10)
Other income (expense), net	(9)	32
Foreign exchange not in segments	(5)	3

Adjusted EBITDA	262	110
Depreciation	(123)	(152)
Amortization	(38)	(42)
Restructuring	(50)	(79)
Impairment		(6)
Reorganization items, net		2
Gain (loss) on extinguishment of debt	(4)	40
Strategic transaction expenses		(2)
Loss on sale of businesses and assets, net	(6)	(1)
Stock compensation expense	(5)	(4)
Foreign exchange on intercompany loans, Venezuelan currency devaluation and market value adjustments on forwards	(15)	5
Interest expense	(46)	(72)
Interest income	13	12

Loss before income taxes	$(12)	$(189)

Seg Rec - Q2 YTD	Page 9 of 9